Exhibit 99.1
                              (English Translation)




                            Equipment Sale Contract
                            Wuhu Tour City Theme Park




Party A:    Wuhu City Huaqiang Tour City Development Co., Ltd.
            --------------------------------------------------
Party B:     Shenzhen Digitainment Co., Ltd.
           ----------------------------------------------------
Contract No.:    C560688-6110
                 --------------------------------------------------
Date:    January 24, 2006
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Contract No: C560688-6110                                            Page 1 of 7
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                        SALES AND DISTRIBUTION CONTRACT

                            WUHU TOUR CITY THEME PARK


Party A:   Wuhu City Huaqiang Tour City Development Co., Ltd.
Address:   18 Yinhu North Rd., Wuhu

Party B:   Shenzhen Digitainment Co., Ltd.
Address:   22/F, Huaqiang Bldg A, 3006 Shennan Rd., Shenzhen

     Party A plans to build a comprehensive theme park in the City of Wuhu. In view of Party B's proprietary knowledge in a series of products for amusement park and in view of its relative strength in the design, development and manufacturing of theme park related equipments, through friendly negotiation between the two parties, Party A hereby agrees to purchase certain major equipments from Party B for its Wuhu Theme Park subject to the terms and conditions stipulated below:

I.   Items Purchased and Price

1. In accordance with the requirement of the Wuhu Tour City Theme Park first-phase plan, Party A agrees to purchase 22 amusement attractions/equipments from Party B (the "Purchase Items") as follows:

     --------------------------------------------------------------------
     S.N.              Items                            Zones
     --------------------------------------------------------------------
        1  Sky Sailor                      The Space
     --------------------------------------------------------------------
        2  Space Tour                      The Space
     --------------------------------------------------------------------
        3  The Space Station               The Space
     --------------------------------------------------------------------
        4  Rockets Forest                  The Space
     --------------------------------------------------------------------
        5  Planets Plaza                   The Space
     --------------------------------------------------------------------
        6  Cinemagic                       Mysterious West
     --------------------------------------------------------------------
        7  Special Effects Studio          Mysterious West
     --------------------------------------------------------------------
        8  Gold River Site                 Mysterious West
     --------------------------------------------------------------------
        9  West Carriage                   Mysterious West
     --------------------------------------------------------------------
       10  Mysterious River Valley         Mysterious River Valley
     --------------------------------------------------------------------
       11  Solomon's Seal                  Solomon's Seal
     --------------------------------------------------------------------
       12  Alibaba's Cave                  Solomon's Seal
     --------------------------------------------------------------------
       13  Dino-Rampage: The Ride          The Metropolitan Museum Of Art
     --------------------------------------------------------------------
       14  Percussion Instrument Platform  The Metropolitan Museum Of Art
     --------------------------------------------------------------------
       15  Vesuvius                        Vesuvius
     --------------------------------------------------------------------


Contract No: C560688-6110                                            Page 2 of 7
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     --------------------------------------------------------------------
       16  Conch Bay                       Conch Bay
     --------------------------------------------------------------------
       17  Happy Reef                      Conch Bay
     --------------------------------------------------------------------
       18  Photo World In The Seabed       Conch Bay
     --------------------------------------------------------------------
       19  Happy Palace                    Kid Zone
     --------------------------------------------------------------------
       20  Dark Ride for Kids              Kid Zone
     --------------------------------------------------------------------
       21  FantaWild Access System         General Control For Park
     --------------------------------------------------------------------
       22  Supervisory Control System      General Control For Park
     --------------------------------------------------------------------

     Detailed  equipment list should be based on the packing list upon delivery.

2.   Agreed  price:  The  base  price  shall  be  the factory price of RMB126.73
     -------------
     million. The profit for Party B shall be compensated through other means from Party A as described in "Project Compensation" below.

3. The sale price mentioned in 2 above shall include the costs for the purchased equipment, freight and sales taxes, and does not include any installation. Should there be any other expenses not covered by this Contract, both parties shall negotiate separately.

4.   Project  Compensation:  Whereas, (a) Party A needs to invest a large amount
     ---------------------
     of capital which may exert certain financial pressure during the construction phase of the theme park; and (b) as the Wuhu Tour City Theme Park is well located in the Anhui Province, the peripheral district of the Yangtze River Delta, with abundant undeveloped tourism resources, through friendly negotiation between both parties, Party B agrees to receive part of the sale profit through revenue sharing in order to facilitate the equipment purchase by Party A and to lessen its financial pressure during the construction period. As part of the sale consideration, balance of the sale contract payment will be compensated and paid monthly through the sharing of 8% of the Monthly Distributable Income (as defined herein below) of the theme park for a period of 15 years starting from the commencement of the theme park operation. Party A guarantees that the aggregated payment from the 8% revenue sharing during 15-year period will not be less than RMB 50 million.

II.  Equipment Delivery

1.   Place of Delivery: Wuhu Hi-Tech Theme Park.

2. Delivery Time: Both parties agreed that the theme park shall be opened in July 2007 and all equipments shall be delivered before this date. In case when Party A fails to provide the necessary information on time, or to effect payment as scheduled, and has caused delay due to its adjustment or any other reasons of Party A, Party A should be responsible for the resulting delay and should allow reasonable extension of equipment delivery for Party B.

3. Delivery Format: Party B is responsible to transport the Purchased Items to the site, and some of equipments shall be assembled on-site.

4. Upon equipment arrival to the site, Party A shall examine and confirm receipt in accordance with the item list provided by Party B. Party A should be responsible for the


Contract No: C560688-6110                                            Page 3 of 7
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     safekeeping of the equipments received.

III. Terms of Payment

1. The basic sale price of RMB126.73 million ("Sale Price") shall be paid as below:

     (a) Within one month after the signing of this Contract, Party A should pay to Party B approximately 6% of the Sale Price, i.e. RMB 7.60 million as deposit;
     (b) On or before May 30, 2006, Party A should pay to Party B approximately 10% of the Sale Price, i.e. RMB 12.90 million;
     (c) On or before August 31, 2006, Party A should pay to Party B approximately 18% of the Sale Price, i.e. RMB 23.30 million;
     (d) On or before November 30, 2006, Party A should pay to Party B approximately 23% of the Sale Price, i.e. RMB 29.00 million;
     (e) On or before February 28, 2007, Party A should pay to Party B approximately 24% of the Sale Price, i.e. RMB 30 million;
     (f) On or before May 30, 2007, Party A should pay to Party B the balance of the Sale Price, i.e. RMB 23.93 million;
     (g) 30 days after the signing of the Sale Contract, if Party A does not pay the deposit to Party B, this Contract shall be automatically cancelled and both parties shall take no responsibilities under this Contract.
     (h) After full delivery and receipt of all the equipment purchased by Party A according to the delivery schedule, the deposit paid by Party A shall be transferred to off set the balance payment of the Sale Price.

2. Party A should commence payment of the 8% revenue sharing entitlement to Party B beginning one month after the theme park's operation. If the opening period is less than one month, the sharing amount shall be accumulated and paid together with the following full month shared amount. Every payment hereinafter shall be settled on or before the 5th day of the following month (extended in case of holidays). Party A should remit the proceeds to Party B's designated account and Party B should issue commercial tax invoice to Party A. Payment should be based on the mutually agreed and confirmed monthly distributable income by representatives of both parties.

3. "Monthly business income" means the monthly total gross income from the theme park, which should include:
     (a)  Entrance  fees  of  theme  park;
     (b) Income collected for a single large-size attraction in the theme park, if any;
     (c) All income from sales of souvenirs, transportation services, beverages, foods and other retail items collected in the theme park. In case of any leasing of retail outlets in the theme park to third party, the related lease income shall be included in the monthly business income;
     (d)  Income  from  sponsorship  and  advertisements  in  the  theme  park;
     (e)  Other  related  income.

4. "Monthly distributable income" means the balance of monthly business income after deducting the following monthly expenses:
     (a)  Local  sales  tax  and  other  related  taxes;
     (b)  Purchase  cost  of  souvenirs  sold  in  the  theme  park;


Contract No: C560688-6110                                            Page 4 of 7
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     (c)  Purchase  costs  of beverages, foods and other commodities sold in the theme  park;
     (d) Purchase cost of souvenirs or gift used for award redemption in the theme park;
     (e) Other related expenses as agreed and approved by both parties (excluding daily operating expenses).

IV.  Responsibilities of Both Parties

1.   Responsibilities of Party A include:
     (a) As the theme park is scheduled to open on July 18, 2007, Party A should complete before October 30, 2006 all of the building construction, the related decoration works and the required foundation, in order to ready for the delivery of the equipments;
     (b) If Party A fails to provide the necessary information on time, or to effect payment as scheduled, or has caused delay due to its adjustment or any other reasons of Party A, Party A should be responsible for the resulting delay and should allow reasonable extension of equipment delivery for Party B;
     (c) Party A should coordinate with Party B for the receipt of equipments arriving the site, including to facilitate moving labor and their work, and to provide heavy lifting facilities, etc.;
     (d) After arrival of equipments, Party A should provide suitable place for storage and ensure the storage environment with safety measures suitable for the requirements.

2.   Responsibilities of Party B include:
     (a) Party B should provide training regarding the operation of the equipment and should ensure Party A's staff and management personnel understand the basic maintenance knowledge;
     (b) After the completion of equipment installation (not included under this contract), Party B will provide for one-year repair and maintenance warranty (excluding consumable materials). Maintenance period should be started from the date when the installation and testing are completed. However, if the equipment has not been put into use within 3 months after such completion, warranty period shall start thereafter. Among the equipments supplied by Party B, projectors and other equipments purchased from a third party, terms of warranty should be in accordance with the relevant clauses from the original manufacturers.
     (c) After expiration of the warranty period, Party B can provide long-term technical support to Party A. Details of the terms and service charges for the technical support should be negotiated by both parties separately.
     (d) Party B warrants and represents that the Purchased Items will be free from defects in design and workmanship only. Party B shall not be liable for any losses or damage caused by the Purchased Items that are not directly related to the design, workmanship or maintenance of the Purchase Items performed pursuant to the repair and maintenance warranty provided above.


Contract No: C560688-6110                                            Page 5 of 7
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V.   Intellectual Property Rights

1. The intellectual property rights in relation to the trademarks, names, software, design, innovation, models, characters, symbols, music, images, videos, films, documents, operating format and any other related intellectual property rights should belong to Party B. Without permission of Party B, Party A should not use them outside this Contract or other external use for unrelated promotion (including souvenirs).

2. The amusement contents included in the entertaining equipment sold under this Contract contain Party B's know-how. Party A should be obligated to keep secret and confidential of the such intellectual property and should not demonstrate or disclose to any third party of the technical contents and details not yet publicized by Party B.

3. Party A should not copy or imitate any part of amusement equipment supplied by Party B, nor should Party A disclose any technical details not publicized by Party B.

4. Both parties should keep the contents of this Contract secret and confidential and should not disclose to any third party, except as required by its business and with the consent of the other party, except that Party B is expressly authorized herein to file a copy of this Contract with its Current Report on Form 8-K with the U.S. Securities & Exchange Commission announcing the execution of this Contract.

VI.  Default Responsibility

1. Party A should be responsible for actual losses incurred by Party B if Party A, due to reason not caused by Party B, terminates the Contract prior to its completion.

2. If Party A fails to make payment in accordance with the terms as stipulated in this Contract, Party A should pay to Party B, on a daily basis, late payment penalty of 0.03% on the amount due and payable. Whereas if Party B fails to deliver the equipment at the specified time (July, 2007) as agreed in this Contract, Party B should pay to Party A, on a daily basis, late payment penalty of 0.03% on Sale Price. This term does not apply to the extension agreed by both parties or the extension as allowed under other terms and conditions of this Contract.

3. In case Party A fails to provide Party B with the necessary assistance and conditions within the timeframe and requirement as agreed in this Contract, Party B has the right to request for an extension of the completion date or to demand for the termination of this Contract.

VII. Disclaimer Clause

1. During the course of the contract implementation, any party fails to perform the contract due to reasons of force majeure shall not be treated as default. Force majeure refers to those unforeseeable, unavoidable and uncontrollable events, such as natural disasters, acts of public enemies (such as terrorist activities), disruptive activities, turmoil, fire, flood, typhoons, hurricanes, explosions, major disasters, epidemic, strikes, traffic and transportation interruption, embargo, etc.


                                                                     Page 6 of 7
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2.   In  case  of  any  kind of above force majeure occurs, depending on its the affects to implementation of this Contract, terms of this Contract should be extended, suspended or terminated through discussion and agreement by both parties.

VII. Dispute and Arbitration

1. The execution, effectiveness, performance, interpretation, termination, rescission and disagreement of this Contract should be resolved in accordance with the relevant laws and regulations of the PRC.

2. Any disputes arouse from this Contract should be resolved through discussion and negotiation. If the dispute cannot be resolved within 60 days through negotiation, either party can initiate legal proceeding through the Peoples' Court under the judicial management of Guangdong Province.

IX.  Others

1. Matters not mentioned herein should be resolved through discussion. When both parties consider necessary, a supplementary Contract should be signed, which should have the same legal effectiveness of this Contract.

2. This Contract is signed with four originals and each party should keep two of them, which will take effect on the date when the signed and sealed by the authorized representatives of both parties.



Party  A:                                       Party  B:
Wuhu City Huaqiang Tour City Development Co.,   Shenzhen Digitainment Co.,  Ltd.
Ltd.

(Sealed)                                        (Sealed)


Representative:  //Signed//                     Representative:  //Signed//

Date:                                           Date:


Contract No: C560688-6110                                            Page 7 of 7